UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	December 18, 2007 December 12, 2007

BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-122770 (Commission File Number)	20-1478587 (IRS Employer Identification No.)

1111 West Jefferson Street
P.O. Box 50
Boise, Idaho 83728
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers.

On December 12, 2007, the company’s board of directors approved amendments to four of its compensatory plans to address issues raised by Internal Revenue Code Section 409A. Those amendments are as follows:

Amended Deferred Compensation Plan

The company’s 2004 Deferred Compensation Plan (the “Plan”) was amended to:

•                  Confirm when termination is deemed to have occurred for a participant on leave of absence whose right of reemployment ends;

•                  Identify the time when deferral and distribution elections become irrevocable; and

•                  For participants whose deferrals under the Plan are stopped due to a hardship withdrawal under the Plan or the company’s 401(k) plan, explain how and when participants can make a new election to defer under the Plan.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan, filed as Exhibit 99.1 to this Report on Form 8-K. Exhibit 99.1 is incorporated by reference into this Item 5.02.

Amended Supplemental Pension Plan

The company’s Supplemental Pension Plan (the “SUPP”) was amended to:

•                  Add a definition of “separation from service” that is compliant with Section 409A;

•                  Specify that distribution elections become irrevocable when made;

•                  Provide for a special distribution election time – within 30 days following the end of the year in which the individual first accrues a benefit under the SUPP; and

•                  Delete the definition of “key employee,” as that definition is relevant only to public companies.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the SUPP, filed as Exhibit 99.2 to this Report on Form 8-K. Exhibit 99.2 is incorporated by reference into this Item 5.02.

Amended Supplemental Early Retirement Plan for Executive Officers

The company’s Supplemental Early Retirement Plan for Executive Officers (the “SERP”) was amended to:

•                  Add a definition of “separation from service” that is compliant with Section 409A;

•                  Specify the timing of distributions; and

•                  Delete the definition of “key employee” and delete the restriction on payments to key employees, as those provisions are relevant only to public companies.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the SERP, filed as Exhibit 99.3 to this Report on Form 8-K. Exhibit 99.3 is incorporated by reference into this Item 5.02.

Amended Financial Counseling Program

The company’s Financial Counseling Program (the “Program”) was amended to require payments to be made by March 15 of the following year, bringing the Program under the short-term deferral exception to Section 409A.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Program, filed as Exhibit 99.4 to this Report on Form 8-K. Exhibit 99.4 is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Cascade, L.L.C. 2004 Deferred Compensation Plan (As Amended Through December 12, 2007)

Exhibit 99.2	Boise Cascade, L.L.C. Supplemental Pension Plan (As Amended Through December 12, 2007)

Exhibit 99.3	Boise Cascade, L.L.C. Supplemental Early Retirement Plan for Executive Officers (As Amended Through December 12, 2007)

Exhibit 99.4	Boise Cascade, L.L.C. Financial Counseling Program (As Amended Through December 12, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

Date:  December 18, 2007